EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Holdings of our report dated February 26, 2001 appearing in this Annual Report on Form 10-K of American River Holdings for the year ended December 31, 2000.

                                       /s/ PERRY-SMITH LLP
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Sacramento, California
March 28, 2001

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